EXHIBIT 32.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       ODYSSEY MARINE EXPLORATION, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Odyssey Marine Exploration, Inc. for the period ending November 30, 2004:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Odyssey Marine Exploration, Inc.




/s/ John C. Morris
John C. Morris
Chief Executive Officer
January 14, 2005